The latest report from your
Fund's management team


SEMIANNUAL REPORT

Patriot Preferred Dividend Fund

NOVEMBER 30, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND TRANSFER AGENT FOR COMMON SHAREHOLDERS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR AUCTION RATE PREFERRED SHARES
The Bank Of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

LISTED NEW YORK STOCK EXCHANGE SYMBOL: PPF
FOR SHAREHOLDER ASSISTANCE, REFER TO PAGE 13



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end November in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -36.06% year to date through November.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 17.16% year to date through November.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Preferred Dividend Fund. Caption below reads "Fund management team members (l-r): Mark Maloney, Beverly Cleathero and Gregory Phelps."]

John Hancock Patriot
Preferred Dividend Fund

Preferred and utility common stocks improve as interest-rate concerns recede

The performance of preferred stocks improved during the past six months. The period got off to a rather rough start when preferreds came under pressure as worries about inflation and a string of interest-rate hikes before the period began muted returns. Because of their high, mostly fixed, dividends, preferred stocks tend to be quite sensitive to interest-rate movements and the direction of the U.S. Treasury bond market. When rates fall, Treasury bond and preferred-stock prices tend to rally. Conversely, when rates rise, their prices tend to fall. More recently, however, preferred-stock prices began to firm, thanks mainly to an expanding view among many investors that the economy's continued slowing would pave the way for interest-rate cuts by the Federal Reserve in early 2001. Although the labor markets remained reasonably strong and energy prices continued to rise, a number of key economic indicators -- auto, housing and retail sales, manufacturing and construction and wage growth -- all showed signs of weakening. Furthermore, October and November were particularly brutal months for the stock market, prompting many investors to seek out the relative safety of the U.S. Treasury bond market.

In addition to optimism about the direction of interest rates, the preferred market also was boosted by more favorable supply-and-demand conditions. On the supply side, the number and amount of preferred stocks issued was limited in response to higher interest rates and financing costs. Preferreds also got a lift from somewhat better demand, as investors opportunistically looked to them for their bargain prices and high yields early in the period, when many stocks were still quite expensive.

Utility common stocks -- which make up 18% of the Fund -- came on very strong during the period. Part of their good fortune stemmed from the fact that utilities are among the few stock-market sectors that pay handsome dividends. They now pay yields that are quite high from a historical perspective. Stable dividends became particularly desirable to investors who were worried about the slowing economy's affect on corporate profits. In addition, investors increasingly began to recognize that deregulation is unlocking value for many utilities. Furthermore, utilities offered a safe haven from the volatility that plagued many other types of stocks -- namely technology and telecommunications issues. The rising cost of oil and natural gas also helped utilities that are in the production or delivery of those fuels. Finally, utility company earnings proved much better than expected, thanks to cost-cutting and merger savings, stock buybacks and higher usage of electricity and natural gas.

"...the
preferred
market also
was boosted
by more
favorable
supply-and-
demand
conditions."

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into six sections (from top to left): Media 2%, Short-Term Investments & Other 5%, Oil & Gas 7%, Utility Preferred Stock 18%, Utility Common Stock 18% and Financials 50%. A note below the chart reads "As a percentage of net assets on November 30, 2000."]

Performance explained

For the six months ended November 30, 2000, John Hancock Patriot Preferred Dividend Fund returned 10.65% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 5.77%, according to Lipper, Inc. The Merrill Lynch 30-Year Treasury Index returned 9.10%.

The Fund's outperformance can be attributed to a combination of four factors. First, our larger-than-average stake in utility common stocks was a plus, since that sector of the market produced strong gains. Second, we owned a fair amount of what are known as "cushion" preferred stocks, whose higher-than-average dividends helped "cushion" the Fund's share price in periods when conditions were unfavorable. Third, the Fund only owned investment-grade preferred stocks, which performed much better than their below-investment-grade counterparts. Non-investment-grade securities of all types were hurt by concerns about an economic slowdown.

Finally, the dramatic rise of natural gas and oil prices helped, since the Fund was overweight in those types of companies. Anadarko Petroleum and Devon Energy both rode rising energy prices and each ended the period with strong cash flow, an improved outlook for earnings and the potential to receive better credit ratings in the months ahead.

"...our larger-
than-average
stake in
utility
common
stocks was a
plus..."

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is KeySpan Corp. followed by an up arrow with the phrase "Planned merger generates excitement." The second listing is Anadarko Petroleum followed by an up arrow with the phrase "Rising energy prices boost financial results." The third listing is Western Resources followed by a down arrow with the phrase "Credit rating downgraded." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Leaders and laggards

Other preferred-stock holdings that were standouts during the period included financial companies J.P. Morgan & Company and Lehman Brothers Holdings. J.P. Morgan's pending merger with Chase Manhattan fueled investor enthusiasm for the company and the potential improvement in its creditworthiness as a result. Lehman Brothers was boosted by the upgrade of its credit rating by one of the major corporate credit rating agencies.

Dominion Resources was one of our best performers because of the surge in natural gas prices, coupled with the successful completion of its merger with Consolidated Natural Gas. Merger activity and rising gas prices also fueled KeySpan Corp., which recently merged with Eastern Enterprise. One of the largest gas distribution utilities in the United States, the company enjoyed improved profitability. Electric utility company LG&E Energy got a significant boost on the news that it would be acquired by U.K.-based Power Gen. We were also rewarded for avoiding electric utilities in California, which performed poorly due to an extremely difficult regulatory environment. On the flip side, Western Resources drastically underperformed the utility group due to its inability to complete a planned merger and problems with its Protection One home security business. The company's credit rating was downgraded as a result.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 10.65% total return for John Hancock Patriot Preferred Dividend Fund. The second bar represents the 5.77% total return for John Hancock Average income and preferred stock closed-end fund. The third bar represents the 9.10% total return for Merrill Lynch 30-Year Treasury Index. A note below the chart reads "Total returns for John Hancock Patriot Preferred Dividend Fund are at net asset value with all distributions reinvested. The average income and preferred stock closed-end fund is tracked by Lipper, Inc. The Merrill Lynch 30-Year Treasury Index is an unmanaged index that measures the performance of the 30-year Treasury bond."]

"...the only
question is
not if, but
when, the
Federal
Reserve will
lower
interest
rates."

Outlook

With clear signs that the economy is slowing, it seems to us that the only question is not if, but when, the Federal Reserve will lower interest rates. Once interest rates begin to decline, we believe that investment-grade preferred stocks will have the wind at their backs. As for utility common stocks, we're optimistic and think they have even more room to run higher. We anticipate continued consolidation in the industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer unregulated services like broadband and fiber optics. We believe that investors may continue to find these companies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.

-------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

John Hancock Funds -- Patriot Preferred Dividend Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 2000. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
November 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $128,768,605)            $118,294,767
Common stocks (cost - $23,481,981)                  26,047,062
Short-term investments (cost -
$233,000)                                              233,000
                                             -----------------
                                                   144,574,829
Cash                                                        29
Dividends receivable                                   287,593
Other assets                                            28,181
                                             -----------------
Total Assets                                       144,890,632
                                             -----------------
Liabilities:
Payable for investments purchased                      786,150
Auction Rate Preferred Shares dividend
payable - Note A                                       214,375
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                116,515
Accounts payable and accrued expenses                  147,354
                                             -----------------
Total Liabilities                                    1,264,394
                                             -----------------
Net Assets:
Auction Rate Preferred Shares - Without
par value, unlimited number of shares
of beneficial interest authorized, 525
shares issued, liquidation preference
of $100,000 per share - Note A                      52,500,000
                                             -----------------
Common Shares - Without par value,
unlimited number of shares of
beneficial interest authorized,
7,257,200 shares issued and
outstanding                                         99,302,971
Accumulated net realized loss on
investments                                           (880,514)
Net unrealized depreciation of
investments                                         (7,908,757)
Undistributed net investment income                    612,538
                                             -----------------
Net Assets Applicable to Common Shares
($12.56 per share based on 7,257,200
shares outstanding)                                 91,126,238
                                             -----------------
Net Assets                                        $143,626,238
                                             =================

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Dividends                                           $5,322,404
Interest                                                26,024
                                             -----------------
                                                     5,348,428
                                             -----------------
Expenses:
Investment management fee - Note B                     567,487
Administration fee - Note B                            106,404
Auction Rate Preferred Shares and
auction fees                                            70,888
Auditing fee                                            42,447
Custodian fee                                           28,295
Registration and filing fees                            23,090
Printing                                                21,590
Transfer agent fee                                      11,183
Federal excise tax                                       8,760
Trustees' fees                                           4,290
Legal fees                                                 962
                                             -----------------
Total Expenses                                         885,396
                                             -----------------
Net Investment Income                                4,463,032
                                             -----------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                  272,897
Change in net unrealized appreciation
(depreciation) of investments                        5,502,986
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                          5,775,883
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                     10,238,915
                                             -----------------
Distribution to Auction Rate Preferred
Shares                                              (1,289,533)
                                             =================
Net Increase in Net Assets Applicable
to Common Shareholders Resulting from
Operations Less Auction Rate Preferred
Shares Distributions                                $8,949,382
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                              YEAR ENDED       NOVEMBER 30, 2000
                                             MAY 31, 2000         (UNAUDITED)
                                             ------------      -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                          $9,037,986            $4,463,032
Net realized gain on investments
sold                                            1,186,865               272,897
Change in net unrealized
appreciation (depreciation) of
investments                                   (16,830,402)            5,502,986
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               (6,605,551)           10,238,915
                                        -----------------     -----------------
Distributions to Shareholders:
Auction Rate Preferred Shares
($4,252 and $2,456 per share,
respectively) - Note A                         (2,232,125)           (1,289,533)
Common Shares - Note A
Dividends from net investment
income ($0.8639 and $0.4320
per share, respectively)                       (6,269,401)           (3,134,845)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                   (8,501,526)           (4,424,378)
                                        -----------------     -----------------
Net Assets:
Beginning of period                           152,918,778           137,811,701
                                        -----------------     -----------------
End of period (including
distributions in excess of net
investment income of $573,884 and
undistributed net investment
income of $612,538, respectively)            $137,811,701          $143,626,238
                                        =================     =================


Analysis of Common Shareholder Transactions:
                                                                                               SIX MONTHS ENDED
                                                      YEAR ENDED                              NOVEMBER 30, 2000
                                                     MAY 31, 2000                                 (UNAUDITED)
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
Shares outstanding, beginning of
period                                          7,257,200           $99,356,009             7,257,200           $99,302,971
Reclassification of capital
accounts - Note D                                      --               (53,038)                   --                    --
                                        -----------------     -----------------     -----------------     -----------------
Shares outstanding, end of period               7,257,200           $99,302,971             7,257,200           $99,302,971
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED MAY 31,                             SIX MONTHS ENDED
                                         --------------------------------------------------------------       NOVEMBER 30, 2000
                                            1996         1997        1998           1999        2000                (UNAUDITED)
                                         ---------    ---------    ---------     ---------    ---------       -----------------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                   $12.96       $12.99       $13.54        $14.54       $13.84                  $11.76
                                         ---------    ---------    ---------     ---------    ---------               ---------
Net Investment Income                         1.46         1.42         1.37          1.23         1.25                    0.62
Net Realized and Unrealized
Gain (Loss) on Investments                    0.05         0.58         1.08         (0.61)       (2.16)                   0.79
                                         ---------    ---------    ---------     ---------    ---------               ---------
Total from Investment
Operations                                    1.51         2.00         2.45          0.62        (0.91)                   1.41
                                         ---------    ---------    ---------     ---------    ---------               ---------
Less Distributions:
Dividends to Auction Rate
Preferred Shareholders                       (0.32)       (0.29)       (0.30)        (0.29)       (0.31)                  (0.18)
Dividends from Net
Investment Income to Common
Shareholders                                 (1.16)       (1.16)       (1.15)        (1.03)       (0.86)                  (0.43)
                                         ---------    ---------    ---------     ---------    ---------               ---------
Total Distributions                          (1.48)       (1.45)       (1.45)        (1.32)       (1.17)                  (0.61)
                                         ---------    ---------    ---------     ---------    ---------               ---------
Net Asset Value, End of
Period                                      $12.99       $13.54       $14.54        $13.84       $11.76                  $12.56
                                         =========    =========    =========     =========    =========               =========
Per Share Market Value, End
of Period                                  $12.500      $13.750      $14.563       $11.500      $10.250                  $10.19

Total Investment Return at
Market Value                                11.58%       19.87%       14.72%       (14.79%)      (3.37%)                  3.59%(1)

Ratios and Supplemental Data
Net Assets Applicable to
Common Shares, End of
Period (000s omitted)                      $94,249      $98,298     $105,519      $100,419      $85,312                 $91,126
Ratio of Expenses to Average
Net Assets(2)                                1.99%        1.96%        1.89%         1.84%        1.96%                   1.98%(3)
Ratio of Net Investment
Income to Average Net
Assets(4)                                   11.14%       10.67%        9.72%         8.66%        9.97%                  10.00%(3)
Portfolio Turnover Rate                        33%          38%          64%           30%          22%                      4%

Senior Securities
Total Auction Rate Preferred
Shares (000s omitted)                      $52,500      $52,500      $52,500       $52,500      $52,500                 $52,500
Asset Coverage per Unit(5)                $277,555     $283,817     $296,903      $290,113     $260,212                $270,869
Involuntary Liquidation
Preference per Unit(6)                    $100,000     $100,000     $100,000      $100,000     $100,000                $100,000
Approximate Market Value per
Unit(6)                                   $100,000     $100,000     $100,000      $100,000     $100,000                $100,000

(1) Not annualized.
(2) Ratios calculated on the basis of expenses applicable to Common
    Shares relative to the average net assets of Common Shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.29%, 1.27%, 1.25%, 1.22%, 1.24% and 1.25%, respectively.
(3) Annualized.
(4) Ratios calculated on the basis of net investment income relative to the average net assets of Common Shares. Without the exclusion of Preferred Shares, the ratio of net investment income would have been 7.19%, 6.91%, 6.42%, 5.73%, 6.31% and 6.29%, respectively.
(5) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the Fund's total assets and dividing that amount by the number of Auction Rate Preferred
    Shares outstanding, as of the applicable 1940 Act Evaluation Date.
(6) Plus accumulated and unpaid dividends.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indi cated: the net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
November 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Preferred Dividend Fund on November 30, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred stocks and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                      MARKET
ISSUER, DESCRIPTION                                       NUMBER OF SHARES             VALUE
-------------------                                       ----------------         ------------
PREFERRED STOCKS
Agricultural Operations (3.41%)
Ocean Spray Cranberries, Inc., 6.25% (R)                        60,000               $4,905,000
                                                                                   ------------

Automobile/Trucks (1.99%)
Ford Motor Co., 8.25%, Depositary Shares, Ser B                 35,100                  919,181
General Motors Corp., 9.12%,  Depositary Shares,
Ser G                                                           74,700                1,937,531
                                                                                   ------------
                                                                                      2,856,712
                                                                                   ------------

Banks - Foreign (1.17%)
Banco Bilbao Vizcaya International Ltd., 9.75%
(Spain)                                                         65,750                1,676,625
                                                                                   ------------

Banks - United States (13.44%)
ABN AMRO North America, Inc., 8.75%, Ser A (R)                   1,900                2,018,750
Chase Manhattan Corp., 10.84%,  Ser C                          119,500                3,241,437
FleetBoston Financial Corp., 6.75%,  Depositary
Shares, Ser IV                                                 100,000                4,912,500
HSBC USA, Inc., $2.8575                                         98,700                4,071,375
J.P. Morgan & Company Inc., 6.625%, Depositary
Shares, Ser H                                                  100,000                5,062,500
                                                                                   ------------
                                                                                     19,306,562
                                                                                   ------------

Broker Services (15.27%)
Bear Stearns Companies, Inc., 5.72%, Ser F                      40,000                1,585,000
Bear Stearns Companies, Inc., 6.15%, Ser E                     100,600                4,225,200
Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares, Ser D                                        48,000                1,878,000
Lehman Brothers Holdings, Inc., 5.94%, Ser C                   100,000                3,975,000
Merrill Lynch & Co., Inc., 9.00%,  Depositary
Shares, Ser A                                                  180,700                5,262,888
Morgan Stanley Group, Inc., 7.75%,  Depositary
Shares                                                         100,000                5,012,500
                                                                                   ------------
                                                                                     21,938,588
                                                                                   ------------

Diversified Operations (1.54%)
Grand Metropolitan Delaware, L.P., 9.42%, Gtd
Ser A                                                           86,000                2,214,500
                                                                                   ------------

Finance (14.04%)
Citigroup, Inc., 6.213%, Ser G                                  52,000                2,249,000
Citigroup, Inc., 6.231%,  Depositary Shares, Ser H              88,700                4,013,675
Citigroup, Inc., 8.40%,  Depositary Shares, Ser K              156,000                3,978,000
Household International Inc., 8.25%,  Depositary
Shares, Ser 92-A                                               129,200                3,351,125
SI Financing Trust I, 9.50%,  Gtd Pfd Sec &
Purchase Contract                                               70,000                1,771,875
USA Education, Inc., 6.97%, Ser A                              101,000                4,797,500
                                                                                   ------------
                                                                                     20,161,175
                                                                                   ------------

Leasing Companies (3.46%)
AMERCO, 8.50%, Ser A                                           220,000                4,963,750
                                                                                   ------------

Media (2.28%)
Shaw Communications Inc., 8.45%, Ser A (Canada)                145,500                3,273,750
                                                                                   ------------

Oil & Gas (7.28%)
Anadarko Petroleum Corp., 5.46%,  Depositary
Shares                                                          60,139                4,931,398
Apache Corp., 5.68%,  Depositary Shares, Ser B                   9,000                  762,750
Devon Energy Corp., 6.49%, Ser A                                50,000                4,762,500
                                                                                   ------------
                                                                                     10,456,648
                                                                                   ------------

Utilities (18.48%)
Alabama Power Co., 5.20%                                       240,000                4,710,000
Baltimore Gas & Electric Co., 6.99%, Ser 1995                   20,000                2,020,000
Coastal Finance I, 8.375%                                      199,800                4,770,225
El Paso Tennessee Pipeline Co., 8.25%,  Ser A                  136,600                6,966,600
Entergy London Capital, L.P., 8.625%,  Ser A                    40,000                  980,000
FPC Capital I, 7.10%, Ser A                                     14,000                  303,625
Massachusetts Electric Co., 6.99%                               10,500                1,050,000
MidAmerican Energy Co., $7.80                                    9,125                  928,469
PSI Energy, Inc., 6.875%                                        14,350                1,417,063
Public Service Electric & Gas Co.,   6.92%                      19,000                1,869,125
TDS Capital Trust II, 8.04%                                     68,600                1,526,350
                                                                                   ------------
                                                                                     26,541,457
                                                                                   ------------
TOTAL PREFERRED STOCKS
(Cost $128,768,605)                                            (82.36%)             118,294,767
                                                             ---------             ------------

COMMON STOCKS
Utilities (18.14%)
Alliant Energy Corp.                                            60,000                1,912,500
Conectiv, Inc. (Class A)                                        27,850                  362,050
Dominion Resources, Inc.                                        27,500                1,650,000
DTE Energy Co.                                                  30,000                1,138,125
Florida Progress Corp.                                          37,500                2,055,469
Kansas City Power & Light Co.                                   74,000                1,919,375
KeySpan Corp.                                                   63,000                2,401,875
NSTAR                                                           50,000                1,971,875
OGE Energy Corp.                                                82,000                1,814,250
Potomac Electric Power Co.                                      95,000                2,179,062
Puget Sound Energy, Inc.                                        73,500                1,924,781
Sierra Pacific Resources                                       234,000                3,700,125
UtiliCorp United, Inc.                                          19,600                  578,200
Western Resources, Inc.                                         65,000                1,486,875
WPS Resources Corp.                                             30,000                  952,500
                                                                                   ------------
                                                                                     26,047,062
                                                                                   ------------
TOTAL COMMON STOCKS
(Cost $23,481,981)                                             (18.14%)              26,047,062
                                                             ---------             ------------

                                               INTEREST         PAR VALUE
                                                 RATE        (000s OMITTED)
                                              ---------      --------------
SHORT-TERM INVESTMENTS
Commercial Paper (0.16%)
Chevron USA, Inc., 12-01-00                     6.380%                $233              233,000
                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS                                        (0.16%)             233,000
                                                                 ---------         ------------
TOTAL INVESTMENTS                                                 (100.66%)         144,574,829
                                                                 ---------         ------------
OTHER ASSETS AND LIABILITIES, NET                                   (0.66%)            (948,591)
                                                                 ---------         ------------
TOTAL NET ASSETS                                                  (100.00%)        $143,626,238
                                                                 =========         ============

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,923,750 or 4.82% of net assets as of November 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Patriot Preferred Dividend Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $983,483 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire on May 31, 2003.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.60% to 4.90% during the period ended November 30, 2000.

The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 0.80% of the Fund's average weekly net asset value.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net asset value.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2000, aggregated $6,438,484 and $5,250,333, respectively.

The cost of investments owned at November 30, 2000 (including short-term investments) for federal income tax purposes was $152,653,514. Gross unrealized appreciation and depreciation of investments aggregated $4,779,222 and $12,857,907, respectively, resulting in a net unrealized depreciation of $8,078,685.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210 ("Plan Agent"), as agent for the Common Shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; other-wise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot
Preferred Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank & Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



NOTES

John Hancock Funds -- Patriot Preferred Dividend Fund



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